Exhibit 10.4

Execution Version

FORM OF UNSECURED DEBENTURE CERTIFICATE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF IANTHUS CAPITAL MANAGEMENT, LLC (THE “ISSUER”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE OF THE UNITED STATES IN ACCORDANCE WITH RULES 903 OR 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT AND IS AVAILABLE FOR RESALE OF THE SECURITIES, OR (D) IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, OR (2) ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (D)(2) ABOVE OR IF OTHERWISE REQUIRED BY THE ISSUER, AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER, IS PROVIDED.

iANTHUS CAPITAL MANAGEMENT, LLC

8.0% SENIOR UNSECURED DEBENTURE

Date: June [•], 2022

ARTICLE 1

PRINCIPAL AND INTEREST

1.1 Promise to Pay

FOR VALUE RECEIVED, the undersigned, iANTHUS CAPITAL MANAGEMENT, LLC, a limited liability company formed under the Laws of the State of Delaware, (the “Issuer”) hereby acknowledges itself indebted to and promises to pay to the order of [•] and its successors and assigns (the “Unsecured Lender”) on the earlier of (a) June [•], 2027 and (b) such earlier date as the Principal Amount (as hereinafter defined) may become payable (the “Maturity Date”) in accordance with the provisions of this senior unsecured debenture (the “Unsecured Debenture”), the principal amount of [•] Dollars (USD $[•]) in lawful money of the United States (the “Principal Amount”) and to accrue interest (“Interest”) on the Principal Amount outstanding from time to time at the Interest Rate (as hereinafter defined) until the Principal Amount of the Unsecured Debenture is repaid in full in accordance with its terms. Interest shall accrue at the rate of 8% per annum (the “Interest Rate”) and shall be calculated on the basis of the actual days elapsed in the period for which such Interest is to accrue and on the basis of a year of 360 days. Interest shall be paid in kind by adding the interest accrued on the Principal Amount on the last day of each fiscal quarter (the first such interest payment date being June 30, 2022), such amount thereafter becoming part of the “Principal Amount” and accruing interest hereunder, and such Interest paid in kind shall be payable on the date that all of the Principal Amount is due and payable pursuant hereto. Any Obligations (as defined in the Unsecured Debenture Agreement, defined below) arising out of this Unsecured Debenture, including without limitation the Principal Amount and the Interest, shall be referred to herein as the “Obligations”. The Unsecured Lender acknowledges that this Unsecured Debenture is one of a series of debentures of substantially identical terms and conditions issued by the Issuer to other holders (with the Unsecured Lender, collectively, the “Unsecured Lenders”) under the terms and conditions of the Unsecured Debenture Agreement.

ARTICLE 2

INTERPRETATION AND GENERAL PROVISIONS

2.1 Interpretation

Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Unsecured Debenture Agreement dated June [•], 2022 among the Unsecured Lenders party thereto, the Issuer’s parent company iAnthus Capital Holdings, Inc. (the “Parent Company”), as guarantor, and the Issuer (as amended, restated, supplemented or otherwise modified from time to time, the “Unsecured Debenture Agreement”) providing for, inter alia, the issuance of this Unsecured Debenture to the Unsecured Lender.

2.2 Plurality and Gender

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and words importing Persons shall include firms and corporations and vice versa.

2.3 Headings, etc.

The division of this Unsecured Debenture into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Unsecured Debenture.

2.4 Day Not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

2.5 Currency

Any reference in this Unsecured Debenture to “Dollars”, “dollars” or the sign “$” shall be deemed to be a reference to lawful money of the United States.

ARTICLE 3

PAYMENT OF PRINCIPAL AND INTEREST

3.1 The Obligations shall be due and payable without deduction or withholding for taxes of any kind or nature, unless specifically contemplated in the Unsecured Debenture Agreement, immediately on the earlier of:

(a)	the Maturity Date; and

(b)	the occurrence and continuance of an Event of Default (defined below).

ARTICLE 4

REDEMPTION

4.1 No Early Redemption or Prepayment

Except pursuant to Section 4.4, the Issuer shall not be permitted to redeem, convert or prepay the Unsecured Debentures prior to the date which is the third anniversary of the Closing Date without the prior written consent of the Unsecured Lender.

4.2 Redemption or Prepayment

From and after the third anniversary of the Closing Date and except as provided for in Section 4.4, the Issuer may prepay the Unsecured Debentures, in whole or in part, at any time upon at least 30 days’ prior written notice to the Unsecured Lenders, without premium or penalty, provided that, any such prepayment must be paid to the Unsecured Lenders pro rata in respect of the unpaid Obligations under this Unsecured Debenture held by each Unsecured Lender.

4.3 Notice of Change of Control Transaction

Upon the occurrence of any event constituting or reasonably likely to constitute a Change of Control Transaction in respect of the Issuer or Parent Company, the Issuer shall give written notice to the Unsecured Lender of such Change of Control Transaction at least thirty (30) days or, with the prior written consent of the Unsecured Lender, as soon as reasonably possible prior to the effective date of any such Change of Control Transaction and another written notice on or immediately after the effective date of such Change of Control Transaction (the “Change of Control Notice”).

4.4 Redemption if Change of Control Transaction

Upon receipt of a Change of Control Notice, each Unsecured Lender shall, in its sole discretion and within five (5) Business Days before the Change of Control Transaction, provide a written election to the Issuer to either (a) purchase this Unsecured Debenture at a price equal to 103% of the then outstanding Principal Amount thereof together with accrued and unpaid Interest and fees (the “Offer Price”); or (b) if the Change of Control Transaction results in a new issuer, or if the Unsecured Lender desires that this Unsecured Debenture remain unpaid and continue in effect after the closing of the Change of Control Transaction, convert or exchange this Unsecured Debenture into a replacement debenture of the new issuer or Issuer, as applicable, in the aggregate principal amount of the Offer Price on substantially equivalent terms to those terms contained herein, provided that, if 90% or more of the Principal Amount of all Unsecured Debentures outstanding on the date of the Change of Control Notice have been tendered for redemption, the Issuer will have the right, in its sole discretion, to redeem all of the outstanding Unsecured Debentures at the Offer Price. If the Issuer does not receive a written election from an Unsecured Lender as described above, the Unsecured Lender shall be deemed to consent to redemption of its Unsecured Debenture for the Offer Price, in which case the Issuer shall be required to pay the Offer Price to such Unsecured Lender concurrently with the completion of the Change of Control Transaction.

ARTICLE 5

EVENTS OF DEFAULT

5.1 The occurrence of an “Event of Default” under the Unsecured Debenture Agreement shall constitute an event of default (“Event of Default”) hereunder.

5.2 Upon and during the continuation of an Event of Default, the Interest Rate shall increase by three percent (3%) per annum, and the Unsecured Lender shall be entitled to all of the rights and remedies set forth in the Unsecured Debenture Agreement and available to it under applicable Law.

ARTICLE 6

COVENANTS

6.1 Covenants of the Issuer and the Parent Company

So long as any Obligations remain unpaid, the Issuer and the Parent Company shall perform the covenants and actions as set forth in, and in accordance with, the Unsecured Debenture Agreement.

ARTICLE 7

GENERAL MATTERS

7.1 Amalgamation

Each of the Parent Company and the Issuer acknowledges that if, to the extent permitted under the Unsecured Debenture Agreement, it amalgamates or merges with any other Person (a) the terms “Parent Company” and “Issuer”, respectively, where used herein shall extend to and include the respective amalgamated or surviving Person, and (b) the term, “Obligations”, where used herein shall extend to and include the Obligations of the Parent Company or the Issuer, respectively, and the amalgamated Person.

7.2 No Modification or Waiver

No modification, variation or amendment of any provision of this Unsecured Debenture shall be made without the prior written consent of all of the Unsecured Lenders, the Issuer and the Parent Company. The Unsecured Lender shall not, by any act, delay, omission or otherwise, be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and executed by an authorized officer of the Unsecured Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by the Unsecured Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which the Unsecured Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

7.3 Entire Agreement

This Unsecured Debenture together with the Unsecured Debenture Agreement and Transaction Agreements defined therein constitute the entire agreement between the parties and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no other agreements between the parties in connection with the subject matter hereof except as specifically set forth or referred to herein or therein.

7.4 Performance by Unsecured Lender

If the Issuer or the Parent Company fails to perform any of their respective obligations hereunder, the Unsecured Lender may, after notice to the Issuer, but shall not be obligated to, perform any or all such obligations, and all reasonable costs, charges, expenses, fees, outlays and premiums incurred by the Unsecured Lender in connection therewith shall be payable by the Issuer forthwith upon demand by the Unsecured Lender and shall bear interest from the date incurred by the Unsecured Lender at the Interest Rate then in effect and shall form part of the Obligations. Any such performance by the Unsecured Lender shall not constitute a waiver by the Unsecured Lender of any right, power, or privilege under this Unsecured Debenture.

7.5 Notice to the Issuer, the Parent Company and the Unsecured Lender

Any notice to be given to the Issuer, the Parent Company or the Unsecured Lender shall be in writing and shall be deemed to be validly given if such notice is delivered in accordance with Article 18 (Notice) of the Unsecured Debenture Agreement.

7.6 Replacement of Unsecured Debenture

If this Unsecured Debenture shall become mutilated or be lost, stolen or destroyed and in the absence of notice that the Unsecured Debenture has been acquired by a bona fide purchaser, the Issuer in its discretion may issue a new Unsecured Debenture upon surrender and cancellation of the mutilated Unsecured Debenture, or, in the event that a Unsecured Debenture is lost, stolen or destroyed, in lieu of and in substitution for the same, and the substituted Unsecured Debenture shall be in the form hereof and the Unsecured Lender shall be entitled to benefits hereof. In case of loss, theft or destruction, the Unsecured Lender shall furnish to the Issuer such evidence of such loss, theft or destruction as shall be satisfactory to the Issuer in its discretion acting reasonably together with an indemnity in form and substance mutually acceptable to the Issuer and the Unsecured Lender, each acting reasonably. The applicant shall pay reasonable expenses incidental to the issuance of any such new Unsecured Debenture.

7.7 Successors and Assigns

This Unsecured Debenture shall enure to the benefit of the Unsecured Lender and its successors and its assigns and shall be binding upon the Issuer, the Parent Company and their respective successors.

7.8 Assignment

No party may assign its rights or benefits under this Unsecured Debenture except that any of the Unsecured Lenders may assign all or any portion of its rights and benefits under this Unsecured Debenture to: (i) any of its Affiliates or members; or (ii) any Person or Persons who may purchase all or part of their Unsecured Debentures, both (i) and (ii) being subject to compliance with applicable securities laws and applicable cannabis regulations.

7.9 Registered Obligations

The Issuer shall keep a “register” in which the Issuer shall provide for the recordation of the name and address of, and the amount of outstanding principal and interest owing to, the Unsecured Lender and its assignees. The entries in the register, as are approved by Unsecured Lender, shall be conclusive evidence of the amounts due and owing to the Unsecured Lender or its assignees in the absence of manifest error. The Issuer, the Unsecured Lender, and its assignees shall treat each Person whose name is recorded in the register pursuant to the terms hereof as the Unsecured Lender for all purposes. Notwithstanding anything to the contrary contained in this Unsecured Debenture, the Unsecured Debenture is a registered obligations and the right, title and interest of the Unsecured Lender and its assignees in and to this Unsecured Debenture shall be transferable only upon notation of such transfer in the register and Issuer shall promptly make such notation in the register upon delivery by Unsecured Lender or its assignees of assignment documents to Issuer. This Section 7.9 shall be construed so that the Unsecured Debenture is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any related regulations (and any other relevant or successor provisions of the Code or such regulations). The register shall be available for inspection by the Unsecured Lender and its assignees at from time to time upon reasonable prior notice.

7.10 Invalidity of Provisions

Each of the provisions contained in this Unsecured Debenture is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

7.11 Governing Law

THIS UNSECURED DEBENTURE AND EACH OTHER TRANSACTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

7.12 Maximum Rate of Interest

Notwithstanding any other provisions of this Unsecured Debenture, if the amount of any interest, premium, fees or other monies or any rate of interest required to be paid under this Unsecured Debenture or any other document entered into in connection with this Unsecured Debenture would, but for this provision, contravene any applicable Law, then such amount or rate of interest shall be reduced to such maximum amount as would not contravene such provisions; and to the extent that any excess has been charged or received the Unsecured Lender shall apply such excess against the outstanding Obligations and refund to the Issuer any further excess amount.

7.13 Time of Essence

Time shall be of the essence of this Unsecured Debenture and a forbearance by the Unsecured Lender of the strict application of this provision shall not operate as a continuing or subsequent forbearance.

7.14 Waiver

The Issuer hereby waives presentment, notice of dishonor, protest and notice of protest. No failure or delay by the Unsecured Lender in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right exclude other further exercise thereof or the exercise of any other right.

7.15 Waiver of Trial by Jury

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS UNSECURED DEBENTURE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY TO THIS UNSECURED DEBENTURE HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7.15 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Issuer and the Parent Company has caused this Unsecured Debenture to be executed by its duly authorized officer as of the date first written above.

iANTHUS CAPITAL MANAGEMENT, LLC

Per:

Name:
Title:

iANTHUS CAPITAL HOLDINGS, INC. as Parent Company and as guarantor

Per:

Name:
Title:

ACCEPTED AND AGREED by the Unsecured Lender as of the date first written above:

[•]

Per:

Name:
Title: